UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2017 (July 28, 2017)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928	38-3148187
(Commission file number)	(I.R.S. Employer Identification No.)

70 E. Long Lake Road
Bloomfield Hills, MI	48304
(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

On July 28, 2017, Agree Realty Corporation, a Maryland corporation (the "Company") filed with the Securities and Exchange Commission ("SEC") a prospectus supplement, dated July 28, 2017, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, (the "ATM Prospectus"), relating to the offer and sale of common shares remaining unsold under the Company's existing at-the-market equity offering program. The ATM Prospectus was filed as a result of the Company filing with the SEC a new shelf registration statement on Form S-3 ASR (No. 333-218476) on June 2, 2017, which became immediately effective upon filing and replaced the Company's previously filed shelf registration statement on Form S-3. An opinion of Ballard Spahr LLP with respect to the validity of common shares that may be offered and sold pursuant to the ATM Prospectus and the accompanying prospectus is filed herewith as Exhibit 5.1.

(d)	Exhibits

Exhibit	Description
5.1	Opinion of Ballard Spahr LLP regarding legality of the shares.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

/s/ Joel N. Agree
President and Chief Executive Officer

Date: July 28, 2017

EXHIBIT INDEX

Exhibit	Description
5.1	Opinion of Ballard Spahr LLP regarding legality of the shares.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).